UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 10, 2006
INFINITY ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-17204	20-3126427
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

633 Seventeenth Street, Suite 1800
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 932-7800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement
     On October 10, 2006, the Compensation Committee of Infinity Energy Resources, Inc. (“Infinity”) granted an option to purchase 100,000 shares of Infinity’s common stock at an exercise price of $3.97 per share to Stanton E. Ross in connection with his recent appointment to the position of Chief Executive Officer. The grant was made pursuant to Infinity’s 2006 Equity Incentive Plan (the “Plan”) and subject to the terms and conditions of the Nonqualified Stock Option Agreement (the “Agreement”) entered into between Infinity and Mr. Ross. The Option will expire on October 10, 2016 unless sooner terminated or modified under the provisions of the Agreement and the Plan. The Option shall vest as follows: 8,000 shares shall vest as of November 1, 2006 and 8,000 shares shall vest on the 1st day of each calendar month from December 2006 through September 2007, with the remaining 12,000 shares to vest on October 1, 2007. If Mr. Ross ceases to serve as Chief Executive Officer at any time prior to October 1, 2007 for any reason other than death, disability, retirement, change in control or cause (in each case as defined in the Agreement), the portion of the Option that is not vested on the date of such termination of service shall terminate and be forfeited on such date; however, the vested portion of the Option shall be exercisable by the Participant at any time on or prior to the earlier of (i) October 10, 2016 or (ii) the three month anniversary of the date of such termination of service. Any portion of the Option not exercised within the period described in the preceding sentence, for whatever reason, shall terminate. In the event of a change in control, the entire Option, whether or not all portions thereof are then vested, shall become immediately vested and exercisable immediately prior to the effective date of the change in control.
     Grants under the Plan are made pursuant to Nonqualified Stock Option Agreements and Incentive Stock Option Agreements. Attached as exhibits 10.1 and 10.2 to this Form 8-K are forms of the Nonqualified Stock Option Agreement and Incentive Stock Option Agreement containing the standard terms and conditions for such agreements.
Item 9.01 Exhibits
           (c)     Exhibits. The following exhibits are filed as part of this report
           10.1   Form of Nonqualified Stock Option Agreement
           10.2   Form of Incentive Stock Option Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 16, 2006.

Infinity Energy Resources, Inc.
By:	/s/ Timothy A. Ficker
Timothy A. Ficker
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Nonqualified Stock Option Agreement

10.2	Form of Incentive Stock Option Agreement

3